Exhibit 10.1

DEAL CUSIP NUMBER: 21664UAD8

REVOLVER CUSIP NUMBER: 21664UAE6

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 31, 2012 among the following (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Company”); (ii) COOPERVISION INTERNATIONAL HOLDING COMPANY, LP, an entity organized under the laws of England and registered in Barbados as an External Company under the laws of Barbados (the “Foreign Borrower” and together with the Company, individually each a “Borrower” and collectively, the “Borrowers”); (iii) the Lenders (defined below) executing a signature page hereto; and (iv) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A. The Borrowers, the Administrative Agent, the lenders party thereto (each a “Lender” and collectively, the “Lenders”), and the other parties thereto are parties to the Credit Agreement, dated as of January 12, 2011 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).

B. The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments.

2.1 New Definitions. Article I of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Amendment No. 1” means Amendment No. 1 to Credit Agreement dated as of May 31, 2012, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” means May 31, 2012.

2.2 Amendment to Definition of “Applicable Commitment Fee Rate”. The definition of “Applicable Commitment Fee Rate” is hereby amended to delete the grid set forth in such definition and replace it with the following:

Total Leverage Ratio	Applicable Commitment Fee Rate

Less than 1.00 to 1.00	10.00 bps

Greater than or equal to 1.00 to 1.00, but less than 1.50 to 1.00	12.50 bps

Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00	17.50 bps

Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	22.50 bps

Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	25.00 bps

Greater than or equal to 3.00 to 1.00	27.50 bps

2.3 Amendment to Definition of “Applicable Margin”. The definition of “Applicable Margin” is hereby amended to delete the grid set forth in such definition and replace it with the following:

Total Leverage Ratio	Loans that are Base Rate Loans	Loans that are Fixed Rate Loans

Less than 1.00 to 1.00	0.00 bps	100.00 bps

Greater than or equal to 1.00 to 1.00, but less than 1.50 to 1.00	12.50 bps	112.50 bps

Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00	25.00 bps	125.00 bps

Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	37.50 bps	137.50 bps

Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	62.50 bps	162.50 bps

Greater than or equal to 3.00 to 1.00	75.00 bps	175.00 bps

2.4 Amendment to Definition of “Revolving Facility Termination Date”. The definition of “Revolving Facility Termination Date” is hereby amended and replaced with the following:

“Revolving Facility Termination Date” means the earlier of (i) May 31, 2017, or (ii) the date that the Revolving Commitments have been terminated pursuant to Section 8.02.

2.5 Amendment to Definition of “Total Revolving Commitment”. The definition of “Total Revolving Commitment” is hereby amended and replaced with the following:

“Total Revolving Commitment” means the sum of the Revolving Commitments, as the same may be decreased pursuant to Section 2.12(b) or increased from time to time pursuant to Section 2.02(b). As of the Closing Date, the amount of the Total Revolving Commitment is $750,000,000 and as of the Amendment No. 1 Effective Date, the amount of the Total Revolving Commitment is $1,000,000,000.

2.6 Amendment to Section 2.02. Section 2.02(b) of the Credit Agreement is hereby amended to delete the reference to “$250,000,000” that appears in such Section and replace it with “$500,000,000”.

Section 3. Replacement of Schedule 1. Schedule 1 to the Credit Agreement is hereby deleted and replaced with Schedule 1 attached to this Amendment. In accordance with such Schedule 1, effective as of the Amendment No. 1 Effective Date, the aggregate amount of the Revolving Commitments is $1,000,000,000 and the Revolving Commitment of each Lender is as set forth on such Schedule 1. The increase in the aggregate amount of the Revolving Commitments pursuant to Amendment No. 1 shall not be deemed to be a Commitment Increase Request pursuant to Section 2.02(b) of the Credit Agreement. On the Amendment No. 1 Effective Date, the Administrative Agent shall take all actions as may be reasonably necessary to ensure that after giving effect to the increase in the Total Revolving Commitment pursuant to Amendment No. 1, the outstanding Revolving Loans (if any) are held by the Revolving Lenders in accordance with their new Revolving Facility Percentages. This may be accomplished at the discretion of the Administrative Agent with the consent of the Borrowers: (w) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of new Revolving Borrowings on the Amendment No. 1 Effective Date and substantially concurrently with the effectiveness of this Amendment; (x) by causing any Lender not increasing its Revolving Commitment to assign portions of their outstanding Revolving Loans to Lenders that are increasing their Revolving Commitments or to Amendment No. 1 Augmenting Lenders (defined below) prior to the Amendment No. 1 Effective Date and in accordance with Section 3.05 of the Credit Agreement; (y) by permitting the Revolving Borrowings outstanding as of the Amendment No. 1 Effective Date to remain outstanding until the last days of the respective Interest Periods therefor, even though the Revolving Lenders would hold such Revolving Borrowings other than in accordance with their new Revolving Facility Percentages; or (z) by any combination of the foregoing. Any prepayment or assignment as a result of this Section 3 shall be subject to Section 3.02 of the Credit Agreement, but otherwise without premium or penalty; provided, however, that the Administrative Agent, in exercising its discretion to take the actions permitted under this Section 3, shall use its commercially reasonable efforts to minimize the liability of the Borrowers arising under Section 3.02 of the Credit Agreement. Each Person who becomes a party to this Amendment hereby consents to the foregoing transactions notwithstanding any contrary provisions of the Credit Agreement.

Section 4. Amendment No. 1 Augmenting Lenders. Each Person that was not a Lender prior to the Amendment No. 1 Effective Date and is becoming a Lender as a result of Amendment No. 1 on the Amendment No. 1 Effective Date (each such Person, a “Amendment No. 1 Augmenting Lender”) shall, by signing this Amendment, become a “Lender” under the Credit Agreement with a Revolving Commitment in the amount set forth on Schedule 1 attached to this Amendment.

Section 5. Effectiveness.

5.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (or, in the of subclause (v) below, simultaneously with the effectiveness of this Amendment):

(i) Amendment Executed. This Amendment shall have been executed by the Borrowers, each Subsidiary Guarantor, the Administrative Agent and each Person who will be a “Lender” after the Amendment No. 1 Effective Date, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Officer’s Certificate; Resolutions. The Borrowers and each Subsidiary Guarantor shall have delivered to the Administrative Agent an officer’s certificate certifying the names of the officers of the Borrowers or such Subsidiary Guarantor authorized to sign this Amendment and the other Loan Documents, if any, required to be executed in connection herewith, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of the Borrowers and each Subsidiary Guarantor evidencing approval of the execution and delivery of this Amendment and the other Loan Documents, if any, being executed in connection herewith.

(iii) Legal Opinion. The Borrowers shall have delivered to the Administrative Agent an opinion of counsel for the Borrowers and each Subsidiary Guarantor, in form and substance reasonably satisfactory to the Administrative Agent.

(iv) Fees. The Company shall have (i) paid to the Administrative Agent, for the benefit of the Lenders, the fees agreed to by the Company and the Lenders, (ii) paid to KeyBank National Association, as a lead arranger, for its sole account, the fees required to be paid pursuant to the Engagement Letter between it and the Company dated May 1, 2012, and (iii) paid all documented legal fees and expenses of the Administrative Agent in connection with the preparation and negotiation of this Amendment and the other documents being executed or delivered in connection herewith to the extent the Company has received an invoice for such services reasonably in advance of the Amendment No. 1 Effective Date.

(v) Repayment of Term Loans. Concurrently with the effectiveness of this Amendment, the Company shall repay in full all of the outstanding Term Loans, together with all accrued and unpaid interest thereon, in accordance with Section 2.13(a) of the Credit Agreement.

(vi) Amendment Closing Certificate. The Administrative Agent shall have received a certificate in form reasonably satisfactory to it, dated as of the Amendment No. 1 Effective Date, of an Authorized Officer of the Company to the effect that, at and as of the Amendment No. 1 Effective Date and both before and after giving effect to the Amendment: (A) no Default or Event of Default has occurred or is continuing; and (B) all representations and warranties of the Credit Parties contained herein and in the other Loan Documents are true and correct in all material respects as of the Amendment No. 1 Effective Date.

5.2 Amendment Effective Date. This Amendment shall be effective on the date upon which the Conditions Precedent set forth in Section 5.1 above are satisfied. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment No. 1 Effective Date.

Section 6. Miscellaneous.

6.1 Representations and Warranties. The Borrowers and each Subsidiary Guarantor, by signing below, hereby represent and warrant to the Administrative Agent and the Lenders that:

(i) each such Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

(ii) the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

(iii) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(iv) this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrowers and each Subsidiary Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(v) each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

6.2 Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

6.3 Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

(i) consents and agrees to and acknowledges the terms of this Amendment;

(ii) acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

(iii) acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.

6.4 Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

6.5 Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

6.6 Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

6.7 JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC.,

By:	/s/ Albert G. White III
Name: Albert G. White III
Title: Vice President of Investor Relations, Treasurer & Chief Strategic Officer

COOPERVISION INTERNATIONAL HOLDING COMPANY, LP

By:	COOPERVISION, INC.
Its:	General Partner

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent, Co-Lead Arranger, the Swing Line Lender, a Lender and an LC Issuer

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President

Each of the undersigned Subsidiary

Guarantors acknowledge the terms of and

consents to the foregoing:

COOPERVISION, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

COOPERSURGICAL, INC.

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President

TCC ACQUISITION CORP.

By:	/s/ Albert G. White III
Name: Albert G. White III
Title: Vice President

COOPER MEDICAL, INC. (formerly known as Cooper Medical Device Corp.)

By:	/s/ Greg W. Matz
Name: Greg W. Matz
Title: Vice President & Chief Financial Officer

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Alex Rogin
Name: Alex Rogin
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May 30, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Citicorp North America, Inc.

	By:	/s/ Zafar Khan
Name: Zafar Khan
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of America, N.A.

	By:	/s/ John C. Plecque
Name: John C. Plecque
Title: Senior Vice President

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Wells Fargo Bank, N.A.

	By:	/s/ Gavin Smith
Name: Gavin Smith
Title: Relationship Manager

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	DNB BANK ASA, Grand Cayman Branch (f/k/a DnB NOR BANK ASA, New York Branch)

	By:	/s/ Kristie Li
Name: Kristie Li
Title: First Vice President

	By:	/s/ Philip Kurpiewski
Name: Philip Kurpiewski
Title: Senior Vice President

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	HSBC Bank USA, National Association

	By:	/s/ David Hants
Name: David Hants
Title: Senior Vice President

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	PNC Bank, National Association

	By:	/s/ John Berry
Name: John Berry
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Union Bank, N.A.

	By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Compass Bank

	By:	/s/ Erik Velastegui
Name: Erik Velastegui
Title: Senior Vice President

Signature Page to

Amendment No. 1 dated as of May 30, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Sumitomo Mitsui Banking Corporation

	By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	U.S. Bank, National Association

	By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Bank of the West

	By:	/s/ Romie Basra
Name: Romie Basra
Title: Vice President

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	UBS Loan Finance LLC

	By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

	By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

Signature Page to

Amendment No. 1 dated as of May 31, 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	GOLDMAN SACHS BANK USA

	By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to

Amendment No. 1 dated as of May     , 2012

to the

Credit Agreement among THE COOPER COMPANIES, INC. and COOPERVISION

INTERNATIONAL HOLDING COMPANY, LP, as the Borrowers,

Key Bank, as the Administrative Agent, and

the Lenders Party Thereto

Name of Institution:	Chang Hwa Commercial Bank, Ltd., Los Angeles Branch

	By:	/s/ Chu-I Hung
Name: Chu-I Hung
Title: Vice President & General Manager

Schedule 1

Lenders and Commitments

Lender	Revolving Commitment	Revolving Facility Percentage
KeyBank National Association	$85,000,000	8.50%
JPMorgan Chase Bank, National Association	$85,000,000	8.50%
Citicorp North America, Inc.	$85,000,000	8.50%
Bank of America, N.A.	$85,000,000	8.50%
Wells Fargo Bank, N.A.	$85,000,000	8.50%
DnB NOR Bank ASA, New York Branch	$80,000,000	8.00%
Union Bank, N.A.	$80,000,000	8.00%
Compass Bank	$80,000,000	8.00%
Sumitomo Mitsui Banking Corporation	$80,000,000	8.00%
U.S. Bank, National Association	$65,000,000	6.50%
PNC Bank, National Association	$60,000,000	6.00%
Bank of the West	$50,000,000	5.00%
HSBC BANK USA, National Association	$40,000,000	4.00%
UBS Loan Finance LLC	$20,000,000	2.00%
Goldman Sachs Bank USA	$10,000,000	1.00%
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$10,000,000	1.00%
Total:	$1,000,000,000.00	100%